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                                                                      Exhibit 23

                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 7, 1994, which appears on page F-9 of Campbell Soup Company's Annual Report on Form 10-K for the year ended July 31, 1994.



PRICE WATERHOUSE LLP
Thirty South Seventeenth Street
Philadelphia, Pennsylvania  19103

December 14, 1994



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